UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

        On April 5, 2005, Robert G. Phillips (CEO) and Michael A. Creel (CFO), executive officers of the general partner of Enterprise Products Partners L.P. (“Enterprise”), will present at the Howard Weil’s 33rd Annual Energy Conference. For the benefit of all investors, the slides accompanying this presentation are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on Enterprise’s website, www.epplp.com, under the section titled “Investor Resources.”

        The attached slide presentation utilizes the non-GAAP financial measure of gross operating margin (Slides 6 and 18). We define gross operating margin as operating income before (i) depreciation, depletion and amortization expense; (ii) operating lease expenses for which we do not have the payment obligation; (iii) gains and losses on the sale of assets; and (iv) selling, general and administrative expenses. Gross operating margin is exclusive of other income and expense transactions, provision for income taxes, minority interest, extraordinary charges and the cumulative effect of changes in accounting principles. The GAAP measure most directly comparable to gross operating margin is operating income. A reconciliation of gross operating margin to operating income is presented on Slide 24.

        The attached slide presentation also utilizes the non-GAAP financial measure of EBITDA (Slides 18 and 19). We define EBITDA as net income or loss plus interest expense, provision for income taxes and depreciation, depletion and amortization expense. The GAAP measure most directly comparable to EBITDA is cash provided by or used in operating activities. A reconciliation of EBITDA to this GAAP measure is presented on Slide 25. For information regarding the reasons why our management believes that presentation of gross operating margin and EBITDA provides useful information to investors with respect to our financial condition and results of operations, and the additional purposes for which our management uses gross operating margin and EBITDA, please refer to “Item 2.02 Results of Operations and Financial Condition — Use of Non-GAAP Financial Measures” in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2005.

        Also, Slide 19 presents selected pro forma unaudited balance sheet information at December 31, 2004 to reflect the application of proceeds from debt and equity offerings we completed during February 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	Enterprise Products Partners L.P. April 5, 2005 slide presentation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its General Partner

Date: April 5, 2005	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC